Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Commission File Number 333-13818, Commission File Number 333-114668 and Commission File Number 333-135218) pertaining to the Radware Ltd. 1997 Key Employee Share Incentive Plan, of our report dated January 28, 2007, with respect to the Consolidated Financial Statements of Radware Ltd., included in its Annual Report (Form 20-F) for the year ended December 31, 2006, filed with the Securities and Exchange Commission.

/s/ Kost Forer Gabbay & Kasierer
Tel - Aviv, Israel	KOST FORER GABBAY & KASIERER
June 5, 2007	A Member of Ernst & Young Global